Allstate Life Insurance Company
Allstate Life Variable Life Separate Account A
Supplement, dated March 25, 2021, to the

Allstate® Provider Variable Life

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company.

We have received notice that, subject to a shareholder vote, the following funds are expected to be reorganized on or about April 30, 2021 (“Conversion Date”):

Merging Fund	Acquiring Fund
Invesco V.I. Managed Volatility Fund - Series I	Invesco V.I. Equity and Income Fund - Series I
Due to this reorganization, on the Conversion Date, the corresponding sub-account to the Merging Fund (“Merging Sub-Account”) will no longer be offered as an investment alternative and we will no longer accept new premiums for investment in or permit transfers to the Merging Sub-Account. In addition, the sub-account corresponding to the Acquiring Fund (“Acquiring Sub-Account”) will be added to your Policy.

As the Merging Sub-Account will no longer be offered as investment options, you may wish to transfer, prior to the Conversion Date, some or all of your Policy Value in the Merging Sub-Account to the other investment options currently offered by your Policy. These transfers are not subject to a transfer fee. Any value remaining in the Merging Sub-Account will be transferred automatically, as of the Conversion Date, to the Acquiring Sub-Account.
If you currently allocate Policy Value to the Merging Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, the allocations to the Merging Sub-Account will be automatically allocated, as of the Conversion Date, to the Acquiring Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Acquiring Sub-Account or to the investment option that you chose and the date of the transaction. For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

Please keep this supplement for future reference together with your prospectus.